                                                       Honorable Edward J. Lodge



                             UNITED STATES DISTRICT COURT

                                  DISTRICT OF IDAHO

TAMMY NEWMAN, On Behalf of Herself )        No. 94-CV-478-S-EJL
and All Others Similarly Situated, )        CLASS ACTION
                                   )
                    Plaintiff,     )
    VS.                            )
                                   )
    WILLIAM J. AGEE, et al.,       )
                                   )
                    Defendants.                    )
- -----------------------------------)
ROBERT SUSSER, et al., On Behalf of)        No. 94-CV-477-S-EJL
Themselves and All Others Similarly)
Situated,                          )        CLASS ACTION
                    Plaintiffs,    )
    VS.                            )
                                   )
    WILLIAM J. AGEE, et al.,       )        DATE: March 29, 1996
                                   )        TIME: 2:00 p.m.
                    Defendants.    )        COURTROOM 2 - The Honorable
                                   )                    Edward J. Lodge
- -----------------------------------

                               FINAL JUDGMENT AND ORDER
                             OF DISMISSAL WITH PREJUDICE

    The Plaintiffs, the Defendants, D&T and the Insurers (as those terms are defined in the Stipulation of Settlement dated as of January 5, 1996) (the "Stipulation"), by and through their attorneys or their counsel of record, having executed and filed the Stipulation; the Court having entered its Order thereon dated January 26, 1996, directing that notice of the proposed Settlement(1) of the Litigation be mailed to the Class and scheduling a hearing to be held to determine, among other things, whether: (1) the proposed Settlement should be approved as fair, reasonable and adequate; and (2) the application of Plaintiffs' Counsel for the payment of attorneys' fees and expenses and incentive awards to Plaintiffs is reasonable and should be approved; said notice having been given; a hearing having been held on March 29, 1996 at which all interested persons were given an opportunity to be heard; and the Court having read and considered all submissions in connection with the proposed Settlement, and having reviewed and considered the files and records herein, the Court finds and concludes that:

    This Litigation began in October 1994. Two purported class action complaints have been filed in the District of Idaho:

    SUSSER, ET AL. V. AGEE, ET AL., No. 94-0477-S-LMB and

    NEWMAN, ET AL. V. AGEE, ET al., No. 94-0478-S-EJL.

These actions have been consolidated at the NEWMAN docket number (94-CV-478-S-
EJL) with NEWMAN as the lead case (SEE Order of Consolidation dated February 17,
1995), and are referred to herein as the "Litigation."


- ---------------
(1) All capitalized terms have the meaning or definition set forth in the Stipulation.

    The defendants in the Litigation are MK Rail Corporation ("MK Rail"), William J. Agee, James F. Cleary, Jr., Michael J. Farrell, Stephen G. Hanks and Gilbert E. Carmichael (the "Individual Defendants"), Morrison Knudsen Corporation ("MK") and Morgan Stanley & Co., Incorporated and C.S. First Boston Corporation (the "Underwriter Defendants"). MK Rail, MK, the Underwriter Defendants and the Individual Defendants collectively are termed the "Defendants."

    On May 24, 1995, the Plaintiffs filed their Consolidated and Second Amended Class Action Complaint (the "Consolidated Complaint"). The Consolidated Complaint alleged claims for violations of Sections 10(b), 20(a) and 20A of the Securities Exchange Act of 1934, 15 U.S.C. Section 578 (the "Exchange Act"), and Rule 10b-5 promulgated under Section 10(b) by the Securities and Exchange Commission ("SEC"), and claims under the Idaho securities statutes and common law.

    In the Approval Order dated January 26, 1996, the Court approved the Plaintiffs as representatives of the Class and conditionally certified, for purposes of the Settlement, a Class comprised of:

    All persons who purchased shares of the common stock of MK Rail Corporation during the period of April 26, 1994 through April 25, 1995, inclusive, (the "Class Period"), and who suffered harm thereby, excluding defendants MK Rail, MK and the Underwriter Defendants, and their respective directors, executive officers, partners, corporate affiliates, and subsidiaries; the Individual Defendants, their heirs, successors, and assigns and the members of their immediate families.

This definition of the Class applies for purposes of the Litigation, the Settlement and this Final Judgment and order of Dismissal with Prejudice (the "Final Judgment").

    The Stipulation between and among the Plaintiffs, Defendants, Insurers and D&T provides for the Settlement of the Litigation on behalf of the Plaintiffs and all Class Members with the Defendants subject to approval by this Court of its terms and to the entry of this Final Judgment. The Court scheduled a hearing to consider the approval of the Stipulation and directed that Notice of the proposed Settlement and hearing be mailed to all members of the Class.

    In accordance with the Stipulation, and an Approval Order of the Court entered on January 26, 1996, Settlement Counsel caused to be mailed to the Class, a notice (the "Notice") dated February 9, 1996 and caused to be published in the national edition of The WALL STREET JOURNAL and THE IDAHO STATESMAN, a summary notice (the "Summary Notice") of the proposed Settlement of the Litigation and of the opportunity to object to the Settlement. Affidavits and/or declaration of mailing of the Notice and publication of the Summary Notice were filed with the Court on March 22, 1996.

    The Notice and Summary Notice provided to potential members of the Class constitute the best and most practicable notice under the circumstances and include individual notice to all members of the Class who could be identified by reasonable effort. The affidavits or declarations of mailing filed with the Court demonstrate compliance with this Court's Orders with respect to the Notice and Summary Notice and, further, that the best and most practicable notice under the circumstances was in fact given and constituted valid, due, and sufficient notice to members of the Class, complying fully with due process and Rule 23 of the Federal Rules of Civil Procedure and any other applicable law.

    Plaintiffs, Defendants and D&T have applied to the Court for approval of the terms of the Stipulation and for the entry of this Final Judgment. Pursuant to the Notice and Summary Notice, and upon notice to all parties, a Hearing was held before this Court on March 29, 1996, to consider, among other things, whether the Settlement set forth in the Stipulation should be approved by this Court as fair, reasonable, and adequate and whether the application of Plaintiffs' Counsel for the payment of attorneys' fees and expenses and incentive awards to Plaintiffs is reasonable and should be approved by this Court.

    Approval of the Stipulation will result in substantial savings in time and money to the Court and the litigants and will further the interests of justice.

    The Stipulation is the product of good faith arm's length negotiations by the parties thereto, each of whom was represented by experienced counsel.

    NOW THEREFORE, GOOD CAUSE APPEARING, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

    1. The Court has jurisdiction over the subject matter of this Litigation and all Parties in this Litigation, including all Class Members.

    2. The members of the Class who have filed timely and valid requests for exclusion (and who are therefore not Class Members) are not bound by this Final Judgment. A listing of those persons is attached hereto as Exhibit A. All Class Members who purchased MK Rail common stock during the period from April 26, 1994 through and including April 25, 1995 are bound by this Final Judgment and by the Settlement, including the releases provided for in this Final Judgment.

    3. The Stipulation and Settlement are not an admission by the Defendants or D&T and this Final Judgment is not a finding of the validity of any claims in the Litigation or of any wrongdoing by Defendants. Furthermore, neither the Stipulation nor the Settlement is a concession by any Defendant or D&T, and neither shall be used as an admission of any fault or omission by any person. Neither this Final Judgment, the Stipulation nor any document referred to herein nor any action taken to carry out this Stipulation, is, may be construed as, or may be used as an admission by or against the Defendants or D&T of any fault, wrongdoing or liability whatsoever. Entering into or carrying out the Stipulation, and the Exhibits thereto, and any negotiations or proceedings related thereto shall not in any event be construed as, or deemed to be evidence of, an admission or concession with regard to the denials or defenses by any of the Defendants and shall not be offered or received in evidence in any action or proceeding against any party to the Stipulation in any court, administrative agency or other tribunal for any purpose whatsoever, other than to enforce the provision of this Final Judgment, the Stipulation, or the provisions of this Final Judgment or any related agreement or release; except that the Stipulation and the Exhibits may be filed in this Litigation or related litigation as evidence of the Settlement or in any subsequent action against or by the Defendants to support a defense of RES JUDICATA, collateral estoppel, release, or other theory of issue preclusion or similar defense.

    4. The Stipulation and Settlement are fair, reasonable and adequate as to the Class, and the Stipulation and Settlement are hereby finally approved in all respects, and the Parties to the Stipulation are hereby directed to consummate and perform its terms.

    5. This Litigation is dismissed on the merits, with prejudice as to the Defendants and without costs to any Party as against any other, all Class Members (except those identified in Exhibit A who have requested exclusion from the Class) are forever barred from commencing or prosecuting, either directly, derivatively, in a representative capacity, or in any other capacity, a class action or any other action against the Defendants and the Released Parties (as defined in the Stipulation) with respect to, based on, arising from, or for any and all Settled Claims, including Unknown Claims, demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown, asserted or that might have been asserted, including, but not limited to, claims for negligence, gross negligence, breach of duty of care and/or breach of duty of loyalty, breach of duty of candor, fraud, negligent misrepresentation, breach of fiduciary duty or violations of any state or federal statutes, rules or regulations by any Defendant or Released Party arising out of, relating to, or in connection with purchases or sales of MK Rail common stock during the Class Period or arising out of or related to D&T's services for MK Rail, any of the acts, omissions, misrepresentations, facts, events, matters, transactions or occurrences referred to, or that could have been referred to, in any of the complaints or any pleadings filed in the litigation or otherwise alleged, asserted or contended in the litigation based upon the facts alleged in any of the complaints.

    6. On the Effective Date, as defined in the Stipulation, each member of the Class who has not timely and validly requested exclusion shall be deemed conclusively to have released the Settled Claims, including Unknown Claims, against all Released Parties, including the Defendants, D&T, and the Insurers. Notwithstanding that the Plaintiffs and/or Class Members may hereafter discover facts in addition to, or different from, those that the Plaintiffs or Class Members now know or believe to be true with respect to the Litigation and the Settled Claims, including Unknown Claims, or to the subject matter of the Release, each such Plaintiff and Class Member shall be deemed, upon the Effective Date, fully, finally and forever to settle and release any and all Settled Claims, including Unknown Claims, against the Defendants and all other Released Parties, including all claims known or unknown, suspected or unsuspected, contingent or non-contingent, that now exist, may hereafter exist, or heretofore have existed, and without regard to the subsequent discovery or existence of such different or additional facts. In giving such releases, all Class members and Plaintiffs are deemed to have waived any and all rights that they may have under any statute or common law principle which would limit the effect of the foregoing releases to those claims actually known or suspected to exist at the time of execution of this Settlement Stipulation, including the provisions of Section 1542 of the California Civil Code, to the extent deemed applicable, which provides as follows:

    Section 1542.  GENERAL RELEASE; EXTENT
    A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

    7. From and after the Effective Date, each Class Member individually, completely, voluntarily, knowingly, unconditionally and forever releases, remises, acquits and discharges Plaintiffs and Plaintiffs' Counsel from every and all asserted or potential, separate, joint, individual claim, class claim, or other claims, actions, rights, causes of action, demands, liabilities, losses and damages of every kind and nature, anticipated or unanticipated, direct or indirect, fixed or contingent, known or unknown, under federal, state or common law or any other law or regulation, or at equity, against Plaintiffs and Plaintiffs' Counsel or any of them, that are based upon, or arise out of, the institution, prosecution, assertion or resolution of the Litigation or the Settled Claims, including Unknown Claims.

    8. Defendants shall be deemed conclusively to have released the Plaintiffs and Plaintiffs' Counsel from only those claims or potential claims against Plaintiffs and Plaintiffs' Counsel that are based upon, or arise out of, the institution, assertion, prosecution or resolution of this Litigation, or the Settled Claims, including Unknown Claims, except that nothing herein releases any claim arising out of a violation of the Stipulation or a violation by Plaintiffs or Plaintiffs' Counsel of the Confidentiality Orders in place in the Litigation.

    9. Each member of the Class who did not timely and validly request exclusion is barred and permanently enjoined from commencing and prosecuting, either directly, derivatively, in a representative capacity, or in any other capacity, against the Defendants and the Released Parties, any and all of the Settled Claims, including Unknown Claims.

    10. Each Plaintiff and Class Member, is hereby barred and permanently enjoined, either directly, representatively, or in any other capacity, from (i) instituting or prosecuting any action to the extent such action asserts any of the claims included in the definition of Settled Claims, including Unknown Claims, and (ii) collecting upon any judgment in connection with, arising out of, or that is in any way related to any Settled Claims, including Unknown Claims, unless appropriate provision satisfactory to the Court is made to assure that the amounts to be collected will be available if necessary to meet the obligations that may exist under the provisions for indemnification set forth below as a consequence of such judgment; and (iii) entering into any other settlement in connection with, arising out of, or that is in any way related to, the Settled Claims, including Unknown Claims, unless such settlement provides for releases of claims or claims-over of the settling party against the Defendants and other Released Parties as provided below, subject to the receipt by the settling party of releases of claims-over from the Defendants or other Released Parties co-extensive with those received by Defendants or other Released Parties.

    11. (a) All persons or entities are hereby barred and permanently enjoined, either directly, representatively, or in any other capacity, from instituting or prosecuting or continuing to prosecute, any action, claim or claim-over against any Released

Party on whatsoever theory (whether by way of third- or subsequent-party complaint, cross-claim, separate action or otherwise, and whether under federal or state law) to recover in whole or in part any liability, direct or indirect, of such person or entity to any Member of the Class in connection with, arising out of, or that is in any way related to, the Settled Claims, but without in any way affecting the rights of the Underwriters, if any, to recover their expenses and attorneys' fees incurred in connection with this litigation from MK and MK Rail. (MK and MK Rail reserving all defenses to such claims by the Underwriters).

    (b) Any and all claims and claims-over asserted or deemed asserted by any persons or entities against any Released Party on whatsoever theory (whether by way of third- or subsequent-party complaint, cross-claim, separate action or otherwise, and whether under federal or state law) to recover in whole or in part any liability, direct or indirect, of such person or entity to any Member of the Class in connection with, arising out of, or that is in any way related to, the Settled Claims, including Unknown Claims, are hereby dismissed with prejudice and without costs to any Party, except however, that the rights, if any, of the Underwriters to recover their expenses and attorneys' fees incurred in connection with this litigation from MK and MK Rail (MK and MK Rail reserving all defenses to such claims by the Underwriters) are not affected.

    (c) Any judgment by Plaintiffs or other members of the Class as against any persons or entities on a claim with respect to which such person or entity would have (but for the contribution bar ordered in PARA 11(a) above) a legally valid and enforceable right to contribution from a Released Party, and that is in connection with, arising out of, or that is in any way related to, the Settled Claims, including unknown Claims, shall be reduced by such percentage as reflects a determination of the relative fault or culpability, if any, of the Released Parties, as compared to the relative fault or culpability of such other persons or entities.

    (d) If necessary in order to further effectuate the intention of the Parties that the Released Parties shall have no liability to any person or entity for contribution or indemnification with respect to any claim by plaintiff or any Class Member against any person or entity with respect to the Settled Claims, including Unknown Claims, the Class and each Member of the Class (i) shall reduce or credit against any judgment or settlement (s)he, it or they may obtain against any person or entity the full amount of any judgment or settlement such person may obtain against any Released Party on any claims-over on whatsoever theory (whether by way of third- or subsequent-party complaint, cross-claim, separate action or otherwise) in connection with, arising out of, or that is in any way related to, the Settled Claims, including Unknown Claims, including, but not limited to, claims-over that have been, could have been, or could be, alleged in this litigation or in any other action; and (ii) shall obtain from such person or entity for the benefit of the Released Parties a satisfaction in full of such person's or entity's judgment or settlement against the Released Parties.

    (e) The Court expressly approves the agreement by Plaintiffs and all other Members of the Class (the "Indemnifying Parties"), for good and valuable consideration, receipt of which is acknowledged to indemnify the Released Parties and to hold them harmless from and against any and all liability (including amounts paid in settlement, subject to all the other provisions of this Settlement Stipulation) with respect to:

    (i) any claim by any Member of the Class which is a Settled Claim, including Unknown Claims; and

    (ii) claims-over on whatsoever theory (whether by way of third- or subsequent-party complaint, cross-claim, separate action or otherwise) by any person or entity to recover in whole or in part any lability, direct or indirect, whether by way of judgment, settlement or otherwise, of such person or entity to any Member of the Class in connection with, arising out of, or that is in any way related to, the Settled Claims, including without limitation claims-over that have been, could have been or could be alleged in this litigation or in any other action.

    (f) The Court hereby expressly approves the further agreement of the Parties that, in the event that any Members of the Class obtain any recovery by judgment, settlement, or otherwise against any person or entity (other than the Net Settlement Amount) that is related in any way to the Settled Claims, appropriate provision (including delaying distribution of amounts payable under a judgment and, in the case of settlement, obtaining releases to protect the Released Parties from any liability to such persons or entities on claims-over) shall be made to assure the effectuation of the indemnity provided for herein. Any such recovery against any person or entity who has not released any claims or claims-over against the Released Parties shall be held in escrow pursuant to order of this Court until any claims or claims-over against the

Released Parties are finally determined, subject to the other limitations and provisions of this Settlement Stipulation.

    (g) It is further ordered that the foregoing provisions of PARAS 10 and 11 with respect to reduction of judgment and effectuation of indemnification are not intended to be exclusive, and nothing in PARA 11(f) shall be deemed to modify, lessen or impair the indemnity obligations of the Class or Class Members as set forth in PARA 11(e) hereof in any situation to which the provisions contained in PARA 11(f) may not be applicable or may fail to provide fully for the indemnity protection provided in PARA 11(e); provided, however, that, to the extent that cash payments are required to provide the Released Parties with the agreed-upon indemnity, with respect to a claim for indemnification from and against liability with respect to the claim of any Member of the Class that is a Settled Claim (as defined herein), only funds received by, or on behalf of, the Class or Class Members by virtue of any claim in this action or otherwise related to Settled Claims, other than the Net Settlement Amount, or the Settlement Fund, may be used to satisfy the indemnification obligations hereunder; provided, however, that, if a Class Member persists in prosecuting its claim despite being notified that it is barred by this Settlement (and fails to establish by Court order that it is not so barred), such indemnification obligations may be payable out of any funds distributed or to be distributed to such Member of the Class from the Settlement Sum or Settlement Fund or out of any other funds of such Class Member; and with respect to a claim for indemnification from and against liability with respect to claims-over as provided in PARA 11(e)(ii), such indemnification obligations shall be payable out of the additional recovery by judgment or settlement and shall not under any circumstances be payable out of the Settlement Sum or the Settlement Fund.

    (h) The Court expressly approves the Parties' agreement that, if, after the Effective Date, a claim-over is or has been asserted against any Released Party as to which such Released Party is entitled to protection under PARAS 10 and 11(a)-(g), then, upon the request of such released party, Plaintiffs' Counsel shall at their expense, to the best of their ability and so long as permitted by the forum court, take control and direct the litigation strategy of the defense of such claim-over only. If separate counsel is required as to any such claim-over which Plaintiffs' Counsel has been requested to take control of and defend, the Plaintiffs' Counsel shall select competent counsel approved by the Released Party, which approval shall not be unreasonably withheld. Any legal fees and expenses incurred by such counsel shall be paid out of the Settlement Fund (or any additional monies recovered by the Class) in the same manner as provided for herein as to the fees and expenses of Plaintiffs' Counsel. The Released Parties shall cooperate fully in the defense of such claim-over, and shall have the right (but shall not be obligated) to retain co-counsel to participate in such defense at their expense. If Plaintiffs' Counsel has been requested to take control of and defend a claim-over as provided herein then, as between the Class Members and the Defendants, the Class (or Members of the Class individually to the extent the last sentence of this paragraph is applicable) shall have sole authority to determine the timing and terms of any settlement of such claim-over; provided, however, that no such settlement of any claim-over shall require any financial contribution of the Released Party. If a claim-over is asserted against any Released Party by any person or entity to recover any liability of such person or entity with respect to a claim brought by Members of the Class who are not prosecuting such claim on a common Class basis, the obligations set forth herein for defense of such claim-over shall be the responsibility only of those Members of the Class who are prosecuting the claim giving rise to such claim-over.

    12. It is further ordered that any claims or claims-over that have been, or may in the future be, asserted in this or any other action against any Released Party shall (if allowed) be served and stayed for separate trial after the trial of Plaintiffs' and the Class claims against such nonsettling defendant.

    13. The Court finds and determines that, by reason of the Parties' Settlement, there is no just reason for delay and finds expressly that this Final Judgment is a final judgment upon fewer than all the claims or parties pursuant to Fed. R. Civ. P. 54(b).

    14. Members of the Class who have validly and timely requested exclusion may pursue their own individual remedies, if any.

    15. The Court reserves jurisdiction, without affecting the finality of this Final Judgment, over: (a) implementation of this Settlement and any award or distribution of the Settlement Fund, including interest earned thereon; (b) disposition of the Net Settlement Fund; (c) enforcing and administering the Stipulation including any releases executed in connection therewith; and (d) other matters related or ancillary to the foregoing.

DATED: 3/29/96                          /s/ Edward J. Lodge
      -----------------                 ----------------------------------------
                                        THE HONORABLE EDWARD J. LODGE
                                        UNITED STATES DISTRICT JUDGE

Submitted by:

GORDON LAW OFFICES
PHILIP H. GORDON



- -----------------------------------
    PHILIP H. GORDON

419 South 9th Street
Boise, ID  83702
Telephone: 208/345-1449

MILBERG WEISS BERSHAD
  HYNES & LERACH LLP
JOHN E. GRASBERGER
KIMBERLY C. EPSTEIN


/s/ John Grasberger
- -----------------------------------
    JOHN E. GRASBERGER

222 Kearny Street, 10th Floor
San Francisco, CA  94108
Telephone: 415/288-4545

MILBERG WEISS BERSHAD
  HYNES & LERACH LLP
WILLIAM S. LERACH
600 West Broadway, Suite 1800
San Diego, CA  92101
Telephone: 619/231-1058

HAGENS & BERMAN
STEVE W. BERMAN


/s/ Steve Berman
- -----------------------------------
    STEVE W. BERMAN

1301 Fifth Avenue

Suite 2929
Seattle, WA  98101
Telephone: 206/623-7292

WEISS & YOURMAN
KEVIN J. YOURMAN
10940 Wilshire Blvd.
Suite 2300
Los Angeles, CA  90024
Telephone: 310/208-2800

Co-Lead Counsel for Plaintiffs

BERNSTEIN LIEBHARD & LIFSHITZ
  SANDY LIEBHARD
274 Madison Avenue
New York, NY  10016
Telephone: 212/779-1414

KAUFMAN, MALCHMAN, KIRBY
  & SQUIRE
JEFFREY H. SQUIRE
919 Third Avenue, lith Floor
New York, NY  10022
Telephone: 212/371-6600

Attorneys for Plaintiffs

                                      EXHIBIT A

    D. I hereby warrant and represent that I have not assigned or transferred or purported to assign or transfer voluntarily or involuntarily, any matter released pursuant to this release or any other part or portion thereof.

    E. I (we) certify that I am (we are) not subject to backup withholding under the provisions of Section 3406(a)(1)(c) of the Internal Revenue Code.

Note: If you have been notified by the Internal Revenue Service that you are subject to backup withholding, please strike out the language that you are not subject to backup withholding in the certification above.

    I declare under penalty of perjury under the laws of the United States of America that the foregoing information supplied by the undersigned is true and correct and that this Proof of Claim and Release Form was executed this

6th   day of   March    1996    in      Venice, FL SARASOTA   .
- -----       -----------------      ---------------------------
              (Month)  (Year)          (City, State, County)

/s/ Ralph Langieri, Jr. Beverlie M. Langieri
- -----------------------------------
(Sign your name here)

Ralph Langieri, Jr. Beverlie M. Langieri
- -----------------------------------
(Type or print your name here)

PURCHASERS
- -----------------------------------
(Capacity of persons signing, E.G.,
Beneficial Purchaser, Executor or
Administrator)

                         ACCURATE CLAIMS PROCESSING TAKES A
                             SIGNIFICANT AMOUNT OF TIME.
                             THANK YOU FOR YOUR PATIENCE.

Reminder Checklist:

1.  Please sign the above release and declaration.  /x/
2.  Remember to attach supporting documentation, if available.  /x/
3.  Do not send original or copies of stock certificates.
4.  Keep a copy of your claim form for your records.  /x/
5. If you desire an acknowledgement of receipt of your claim form, please send it Certified Mail, Return Receipt Requested.
6.  If you move, please send us your new address.

NOTE!
    WE WISH TO BE EXCLUDED FROM THIS CLASS ACTION SUIT.

RECEIVED
MARCH 12 1996
- ---- CENTER                                                                1A

- --------------------------------------------------------------------------------
YOU      QUANTITY  PRICE     DESCRIPTION    CUBIP NUMBER
- --------------------------------------------------------------------------------
BOUGHT   100       15        MK RAIL CORP   55305T102
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
ACCOUNT NUMBER          IB   T    TRF  MKT  OFFICE PHONE NUMBER      SYMBOL
- --------------------------------------------------------------------------------
31 390-079         202  1    4    3    813-488-6751             MKRL
- --------------------------------------------------------------------------------
WHEN COMMUNICATING WITH US PLEASE REFER TO YOUR ACCOUNT NUMBER

    RALPH LANGIERI JR &
    BEVERLIE M LANGIERI
    JT TEN
    9065 SOUTH TAMIAMI TR
    VENICE FL  34293-5142

                                                                      PD 8-15-94
                                                                   CH # 136 .SB.
                                                                      TRADE DATE
                                                                      ----------
                                                                        08/10/94
                                                   UNSOLICITED
- --------------------------------------------------------------------------------
                                                            TRANSACTION
PRINCIPAL  STATE TAX  ACCRUED INTEREST  COMMISSION  SEQ FEE  CHARGE      AMOUNT
- --------------------------------------------------------------------------------
1,500.00                                  55.55                3.00     1,558.55
- --------------------------------------------------------------------------------
                                                RETAIN THIS FOR YOUR TAX RECORDS

Ralph & Beverlie                                   [POSTMARK] MANASOTA, FL 342
Langieri                                                      PM
9065 S. Tamiami Trail                                         6 MAR
Venice, FL  34293-5142                                        1996

                            MK Rail Securities Litigation
                                  c/o Gilardi & Co.
                                    P.O. Box 8040
                              San Rafael, CA  94912-8040

MKR

                      DECLARATION OF SERVICE BY FEDERAL EXPRESS


    I, the undersigned, declare:

    1. That declarant is and was, at all times herein mentioned, a citizen of the United States and a resident of the County of San Diego, over the age of 18 years, and not a party to or interested in the within action; that declarant's business address is 600 West Broadway, Suite 1800, San Diego, California 92101.

    2. That on March 21, 1996, declarant caused true copies of (PROPOSED) FINAL JUDGMENT AND ORDER OF DISMISSAL WITH PREJUDICE to be delivered to Federal Express for service on each of the parties listed on the attached Service List on March 22, 1996.

    I declare under penalty of perjury that the foregoing is true and correct. Executed this 21st day of March, 1996, at San Diego, California.


                                             /s/ Danelle L. McNertney
                                             -----------------------------------
                                             Danelle L. McNertney

MK RAIL
Service List - 01/31/96
Page     1


COUNSEL FOR PLAINTIFF(S)

Kevin J. Yourman                       Sandy Liebhard
WEISS & YOURMAN                        BERNSTEIN LIEBHARD & LIFSHITZ
10940 Wilshire Blvd., 24th Floor       274 Madison Avenue
Los Angeles, CA  90024                 New York, NY  10016
  310/208-2800                           212/779-1414
  310/209-2348 (fax)                     212/779-3218 (fax)

John E. Grasberger                     Philip H. Gordon
Kimberly C. Epstein                    GORDON LAW OFFICES
MILBERG WEISS BERSHAD HYNES &          419 South 9th Street
  LERACH LLP                           Boise, ID  83702
222 Kearny Street, 10th Floor            208/345-1449
San Francisco, CA  94108                 208/345-4700 (fax)
  415/288-4545
  415/288-4534 (fax)

William S. Lerach                      Joseph H. Weiss
MILBERG WEISS BERSHAD HYNES &          WEISS & YOURMAN
  LERACH LLP                           319 Fifth Avenue
600 West Broadway, Suite 1800          New York, NY  10016
San Diego, CA  92101-5050                212/532-4171
  619/231-1058                           212/682-3010 (fax)
  619/231-7423 (fax)

Jeffrey H. Squire                      Steve W. Berman
KAUFMAN, MALCHMAN, KIRBY &             HAGENS & BERMAN
  SQUIRE                               1301 Fifth Avenue, Suite 2929
919 Third Avenue, 11th Floor           Seattle, WA  98101
New York, NY  10022                      206/623-7292
  212/371-6600                           206/623-0594 (fax)
  212/751-2540 (fax)



COUNSEL FOR DEFENDANTS

George A. Borden                       George M. Medved
David Aufhauser                        DOEPKEN, KEEVICAN, WEISS &
WILLIAMS & CONNOLLY                      MEDVED
725 12th Street, N.W.                  37th Floor, USX Tower
Washington, DC 20005                   600 Grant Street
  202/434-5000                         Pittsburgh, PA 15219
  202/434-5029 (fax)                     412/355-2600
                                         412/355-2609 (fax)

MK RAIL
Service List - 01/31/96
Page    2


COUNSEL FOR DEFENDANTS

B. Newal Squyres, Jr.                  Richard E. Hall
HOLLAND & HART                         HALL, FARLEY, OBERRECHT &
West One Plaza, Suite 1400               BLANTON, P.A.
101 South Capitol Blvd.                702 W. Idaho Street, Suite 700
Boise, ID   83701                      P.O. Box 1271
  208/342-5000                         Boise, ID  83701
  208/343-8869 (fax)                     208/336-0404
                                         208/336-5193 (fax)

P. Craig Storti                        Richard D. Parry, Esq.
HAWLEY, TROXELL ENNIS HAWLEY           MORRISON KNUDSEN CORPORATION
877 W. Main St., Suite 1000            720 Park Blvd., Legal Dept.
P.O. Box 1617                          Morrison Knudsen Plaza
Boise, ID  83701                       Boise, ID  83729
  208/344-6000                           208/386-5000
  208/342-3829 (fax)                     208/386-7186 (fax)

Steven A. Brick                        Douglas M. Kraus
John H. Kanberg                        SKADDEN, ARPS, SLATE, MEAGHER
ORRICK, HERRINGTON &                     & FLOM
  SUTCLIFFE, A.P.C.                    919 Third Avenue
400 Sansome Street                     New York, NY  10022-3897
Old Federal Reserve Bank Bldg.           212/735-3000
San Francisco, CA  94111                 212/735-2000 (fax)
  415/392-1122
  415/773-5759 (fax)

John M. Newman, Jr.
JONES, DAY, REAVIS & POGUE
901 Lakeside Avenue, North Point
Cleveland, OH  44114
  216/586-3939
  216/579-0212 (fax)

                                                                October 15, 1995


MK SECURITIES
LITIGATION CLAIMS
P.O. BOX 990
CORTE MADERA, CA  94976-0990                                      CERTIFIED MAIL
                                                                  RETURN RECEIPT

RE; CIVIL ACTION NO:  CV 94-334-S-EGL
                 NO:  30-286102

TO WHOM IT MAY CONCERN:

This letter will serve as my formal request for exclusion from the Class Action against Morrison Knudsen Securities Litigation. It is my understanding that by being excluded form the class action that I am not precluded from seeking to prosecute claims on an individual basis. In accordance with my request for exclusion, the following information with respect to my account is:
               William W. Martin, Ph.D., P.C.,
               A Professional Corporation,
               Money Purchase Plan
               3909 Via Del Campo
               San Clemente, CA  92673-2628

               tax payer ID#:  33 0286102
               Original purchase date:  September 30, 1994
               for $1,000.00

There were additional deposits made to this account at various times. Attached is a statement of 6/30/95 reflecting 60.6442 shares of stock. Copies of all my statements to date are enclosed. My intention of being excluded from the class action is to prosecute claim on an individual basis.


Respectfully,


/s/ Bill Martin
William W. Martin, Ph.D., P.C.
Professional Corporation
Money Purchase Plan

               RECEIVED
               OCT 19 1995

MERRILL LYNCH                                              THE BLUEPRINT PROGRAM
                                                           QUARTERLY STATEMENT

- --------------------------------------------------------------------------------
                                           0-330286102-421-09379-C0034832
- ----------------------------------------
STATEMENT PERIOD      ACCOUNT NO.  PAGE
10-1-94 TO 12-30-94   ###-##-####    2         WILLIAM W MARTIN PHD APC
- ----------------------------------------

                            MORRISON KNUDSEN CORPORATION
                              DIVIDEND REINVESTMENT PLAN
                                 1994 ANNUAL SUMMARY

- --------------------------------------------------------------------------------
DATE   TRANSACTION  DESCRIPTION            MKT     PRICE   COMM   AMOUNT
- --------------------------------------------------------------------------------
09/30  PURCHASE     .0084 MORRISON KNUDSEN COR P   16.750             .14
09/30  PURCHASE   59.7015 MORRISON KNUDSEN COR P   16.750         1000.00

IF CIRCUMSTANCES ARE MAKING IT NECESSARY TO CLOSE YOUR ACCOUNT, PLEASE NOTIFY MORRISON KNUDSEN STOCK RECORD DEPT. AT 1(800)635-5000 AND MERRILL LYNCH
AT 1(800)876-0908.

MERRILL LYNCH                                             THE BLUEPRINT PROGRAM
                                                          QUARTERLY STATEMENT

- --------------------------------------------------------------------------------
                                           0-330286102-421-09379-C0034831
- ----------------------------------------
STATEMENT PERIOD      ACCOUNT NO.
10/1/94 TO 12/30/94   ###-##-####             WILLIAM W MARTIN PHD APC
- ----------------------------------------      MONEY PURCHASE PLAN
                                              3909 VIA DEL CAMPO
                                              SAN CLEMENTE CA
                                                               92673-2628

FOR SERVICE CALL OR WRITE:
 (800)637-3766
 P.O. BOX 30430
 NEW BRUNSWICK, NJ  08989-0430

                               *** TAX INFORMATION ***
- --------------------------------------------------------------------------------
  DESCRIPTION              THIS PERIOD                   YEAR-TO-DATE
- --------------------------------------------------------------------------------
  * REPORTABLE DIVIDENDS     $.00                           $.00

                             *** TRANSACTION SUMMARY ***
- --------------------------------------------------------------------------------
DATE   TRANSACTION     DESCRIPTION              MKT     PRICE  COMM  AMOUNT
- --------------------------------------------------------------------------------

                   *** PURCHASES, SALES AND OTHER TRANSACTIONS ***

10/07  PURCHASE        .0084 MORRISON KNUDSEN COR P         16.750          .14
                             SETTLED TRADE OF 09/30
10/07  PURCHASE      59.7015 MORRISON KNUDSEN COR P         16.750      1000.00
                             SETTLED TRADE OF 09/30

                               *** CURRENT HOLDINGS ***
- --------------------------------------------------------------------------------
  DESCRIPTION     OPENING POSITION  CLOSING POSITION  DEC 30 PRICE  MARKET VALUE
- --------------------------------------------------------------------------------
MORRISON KNUDSEN COR        .0000            59.7099      12.750         761.30
TOTAL                                                                    761.30

                     *** SECURITY SYMBOLS OF CURRENT HOLDINGS ***
MORRISON KNUDSEN COR      MRN

MERRILL LYNCH                                             THE BLUEPRINT PROGRAM
                                                          QUARTERLY STATEMENT

- --------------------------------------------------------------------------------
                                           0-330286102-421-09379-B0077355
- ----------------------------------------
STATEMENT PERIOD      ACCOUNT NO.
12/31/94 TO 3/31/95   ###-##-####             WILLIAM W MARTIN PHD APC
- ----------------------------------------      MONEY PURCHASE PLAN
                                              3909 VIA DEL CAMPO
                                              SAN CLEMENTE CA
                                                               92673-2628

FOR SERVICE CALL OR WRITE:
 (800)637-3766
 P.O. BOX 30430
 NEW BRUNSWICK, NJ  08989-0430

                               *** TAX INFORMATION ***
- --------------------------------------------------------------------------------
  DESCRIPTION              THIS PERIOD                   YEAR-TO-DATE
- --------------------------------------------------------------------------------
  * REPORTABLE DIVIDENDS     $11.94                          $11.94

                             *** TRANSACTION SUMMARY ***
- --------------------------------------------------------------------------------
DATE   TRANSACTION     DESCRIPTION              MKT     PRICE  COMM  AMOUNT
- --------------------------------------------------------------------------------

                   *** PURCHASES, SALES AND OTHER TRANSACTIONS ***

01/04  DIV REINVEST    .9185 MORRISON KNUDSEN  COR P     13.000         11
01/06  PURCHASE        .0158 MORRISON KNUDSEN  COR P     12.625

                               *** CURRENT HOLDINGS ***
- --------------------------------------------------------------------------------
  DESCRIPTION     OPENING POSITION  CLOSING POSITION  MAR 31 PRICE  MARKET VALUE
- --------------------------------------------------------------------------------
MORRISON KNUDSEN COR        59.7099           60.6442        6.000       363.80
TOTAL                                                                    363.80

                     *** SECURITY SYMBOLS OF CURRENT HOLDINGS ***
MORRISON KNUDSEN COR   MRN

     THE 1/6/95 PURCHASE REFLECTS THE REINVESTMENT OF DIVIDENDS PAIN FOR SHARES HELD AS OF THE 11/23/94 RECORD DATE, PAYABLE ON 1/3/95, AT A RATE OF $0.20 PER SHARE.

MERRILL LYNCH                                              THE BLUEPRINT PROGRAM
                                                           QUARTERLY STATEMENT

- --------------------------------------------------------------------------------
                                           0-330286102-421-09379-B0074616
- ----------------------------------------
STATEMENT PERIOD      ACCOUNT NO.
4/1/95 TO 6/30/95     ###-##-####             WILLIAM W MARTIN PHD APC
- ----------------------------------------      MONEY PURCHASE PLAN
                                              3909 VIA DEL CAMPO
                                              SAN CLEMENTE CA
                                                               92673-2628

FOR SERVICE CALL OR WRITE:
 (800)637-3766
 P.O. BOX 30430
 NEW BRUNSWICK, NJ  08989-0430

                               *** TAX INFORMATION ***
- --------------------------------------------------------------------------------
  DESCRIPTION              THIS PERIOD                   YEAR-TO-DATE
- --------------------------------------------------------------------------------
  * REPORTABLE DIVIDENDS     $.00                           $11.94


                               *** CURRENT HOLDINGS ***
- --------------------------------------------------------------------------------
  DESCRIPTION     OPENING POSITION  CLOSING POSITION  JUN 30 PRICE  MARKET VALUE
- --------------------------------------------------------------------------------
MORRISON KNUDSEN COR        60.6442           60.6442      6.750         409.35
TOTAL                                                                    409.35

                     *** SECURITY SYMBOLS OF CURRENT HOLDINGS ***
MORRISON KNUDSEN COR   MRN

YOUR DIVIDEND REINVESTMENT PLAN PROVIDES YOU WITH A CONVENIENT WAY TO PUT YOUR DIVIDENDS TO WORK TO INCREASE YOUR HOLDINGS IN THE COMPANY'S STOCK. IN ORDER FOR US TO BE CERTAIN THAT ALL IMPORTANT INFORMATION REGARDING THE COMPANY AND YOUR ACCOUNT REACH YOU, REMEMBER TO KEEP US INFORMED OF ANY CHANGE IN YOUR MAILING ADDRESS.

REMEMBER, OUR AUTOMATED VOICE RESPONSE SYSTEM PROVIDES YOU WITH 24 HOURS A DAY, 7 DAYS A WEEK ACCESS TO ACCOUNT BALANCE INFORMATION, STOCK QUOTES AND TELE-SELL BY CALLING THE TOLL-FREE # AT THE TOP OF THIS STATEMENT. CUSTOMER SERVICE REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU WEEKDAYS FROM 8 A.M. TO 7 P.M. EASTERN TIME. IF CALLING FROM OUTSIDE THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE CALL 908-563-7304.

PART II: SCHEDULE OF TRANSACTIONS IN MORRISON KNUDSEN CORPORATION ("MK") COMMON STOCK

A) SHARES OF MK COMMON STOCK, held as of the close of business on
October 14, 1993.     200       number of shares.
                 --------------

B) PURCHASES (October 15, 1993 - March 31, 1995, Inclusive) OF MK COMMON STOCK:

                                                                 Proof of
    Trade Date        Number of             Total            Purchase Enclosed?
    ----------        ---------             -----           --------------------
   Mo. Day Year    Shares Purchased     Purchase Price (1)     Yes     No
   --- --- ----    ----------------     ------------------     ---     --

1. 4   10  95          200               1423.25 gross cost             no
   ------------    ----------------     ------------------     -----   -----

2.
   ------------    ----------------     ------------------     -----   -----

3.
   ------------    ----------------     ------------------     -----   -----

4.
   ------------    ----------------     ------------------     -----   -----

Walter J. and Dale A. Angies JT TEN
We are not involved in this class action suit because the date of purchase was 10 April 95. We want no part of this suit --

C) SALES (October 15, 1993 - March 31, 1995, Inclusive) OF MK COMMON STOCK:

                                                                Proof of
    Trade Date        Number of             Total            Sale Enclosed?
    ----------        ---------             -----           ----------------
   Mo. Day Year      Shares Sold        Sales Price (1)        Yes     No
   --- --- ----    ----------------     ------------------     ---     --

1.
   ------------    ----------------     ------------------     -----   -----

2.
   ------------    ----------------     ------------------     -----   -----

3.
   ------------    ----------------     ------------------     -----   -----

4.
   ------------    ----------------     ------------------     -----   -----

D) SHARES OF MK COMMON STOCK held as of the close of business on March 31, 1995:
               number of shares.
   -----------

If you require additional space, attach extra schedules in the same format as above. Sign and print your name on each additional page.

                      YOU MUST READ AND SIGN RELEASE ON PAGE 6.

- --------------------
(1) Exclude brokers' commissions or other fees.
(2) Without any subtraction of brokers' commissions or other fees.

RECEIVED
OCT 25 1995

MK Securities Litigation Claims Administration
PO Box 990
Corte Madera, California  94976-0990

Sir:
This letter is my request to EXCLUDE myself from the Class Action suit re:
Morrison Knudsen Securities Litigation, Civil Action No. CV 94-334-S-EJL in The United States District Court for the District of Idaho.
Name:     Virginia Fekl Johnson
Address:     3544 Deer Park Road, Port Angeles, Washington  98362
Soc Sec No:     536 14 6783
Purchases:
          A--------:100 shares
          Trade Date:    19 October 1994
          Price Paid:    $1,712.50



                                        /s/ Virginia Fekl Johnson
                                        Virginia Fekl Johnson
                                        3544 Deer Park Road
                                        Port Angeles, WA  98362
                                        25 October 1995

1 Incl: Copy of Confirmation from SmithBarneyShearson showing purchase of 100 shares of Morrison Knudsen Corp at 17-1/8 on 10-19-94.

RECEIVED
OCT 27 1995
CLAIM CENTER

102094-0136
   403 SOUTH LINCOLN
   PORT ANGELES, WA
   98362                     BRANCH TELEPHONE NUMBER     SMITH BARNEY SHEARSON
                             206-457-9471

                             FINANCIAL CONSULTANT
                             MIKE S./JOE D.

          VIRGINIA FEKL JOHNSON
          3544 DEER PARK RD
          PORT ANGELES, WA  98362            SMITH BARNEY
                                             403 SOUTH LINCOLN
                                             PORT ANGELES, WA
                                             98362

CONFIRMATION
To confirm the following
transaction, See reverse    TRANSFER & MAIL
for further details.

- --------------------------------------------------------------------------------
           TRADE  BRANCH  ACCOUNT  TYPE C FC CUSIP        MARKED CAP SU PE DUE
            DATE                          NO.  NO.                         DATE
YOU BOUGHT  10/19/94 883   08523     1  0 025  61844/-10-8              10/26/94
- --------------------------------------------------------------------------------
           PRICE    DESCRIPTION                           REFERENCE NO.   AMOUNT
100         17 1/8  MORRISON KNUDSEN CORP                    179896        1,779


- --------------------------------------------------------------------------------
MATURITY   GROSS  COMMISSION  ACCRUED BOND   SEC FEE   SERVICE FEE  AMOUNT
           AMOUNT              INTEREST
100        1,712.50   62.53                           4.00         1,779.03
- --------------------------------------------------------------------------------
PD 10/19/94 SN M633425 MRN        TMS 10/19/94  0179896

Corinne M. and Alex W. Snow
P.O. Box 440
West Dover, VT  05356
October 26,1995

MK Securities Litigation Claims Administrator
P.O. Box 990
Corte Madera, CA  94976-0990

Dear Sir;

We hereby request exclusion from the Class involved in this class action litigation.

Names:                        s.s. #
     Corinne M. Snow          ###-##-####

     Alex W. Snow             ###-##-####

Purchased, date:  2/13/95;       Settlement date:  2/21/95

     150 Shares of MK Corp. at $10.50 per share; $1,575.

We still hold the stock, and were aware of the company's difficulties when we bought it, on a gamble that the company would survive and eventually prosper. Enclosed is a copy of the broker's "buy confirmation" report.

                                        /s/ Alex W. Snow     10/26/95

                                        /s/ Corinne M. Snow  10/26/95

RECEIVED
OCT 31 1995
CLAIM CENTER

ROBERT THOMAS                                     TRANSACTION INFORMATION REPORT
SECURITIES, INC.                                                BUY CONFIRMATION
P.O. BOX 33016 ST. PETERSBURG, FLORIDA  33733-8016
                ACCOUNT CARRIED BY RAYMOND JAMES & ASSOCIATES, INC.,
                         MEMBER NEW YORK STOCK EXCHANGE/SIPC.

                                                           ACCOUNT ID:  43174180
                                                           TRADE DATE:  02/13/95
                                                      SETTLEMENT DATE:  02/21/95

CORINNE M SNOW &
ALEX W SNOW JT/WROS                          JAMES LEWIS
PO BOX 440                                   Phone:  (802) 258-4065
WEST DOVER VT  05356-0440                    Branch ID: S1M4893

Dear Client:

This is to confirm that the following transaction was completed in your account on an unsolicited basis. Thank you for the opportunity to service your investment account. We encourage you to review the information on this confirmation. If you have a question, please contact your Account Executive, JAMES LEWIS at (802) 258-4065 or our Client Services Department at 1-800-647-SERV.

                              STOCK TRANSACTION SUMMARY

BOUGHT: 150 shares of MORRISON KNUDSEN CORPORATION Symbol MRN at $10 1/2 per share

Trade Amount     Commission      Handling          Net Amount
- ------------     ----------      --------          ----------
$1,575.00         $45.08          $3.00            $1,623.08

Most clients choose to pay for transactions automatically with funds held in either their Heritage Cash Trust, Heritage Cash Trust Municipal or the Raymond James Credit Interest Program. If your account does not currently have sufficient funds to pay for this transaction, or you pay for transactions individually, please forward payment to reach us by February 21, 1995. For proper credit, please write your account ID on the front of any checks sent to us and make them payable to Raymond James & Associates, Inc. Unless you have advised us otherwise, we will follow the instructions set up on your account to process this transaction.

This transaction was executed on an agency basis on the New York Stock Exchange. The industry standard identification number (CUSIP) assigned to this security is 618447106. The standard trading symbol for this stock is MRN and the primary market is the New York Stock Exchange. While some newspapers may refer to the standard trading symbol, your local newspaper may use varying abbreviations for securities listings. Other information regarding the execution of this transaction, including the date and time of the transaction, will be furnished upon written request.

This trade has been executed for you at a preferred commission rate at your Account Executive's instruction.

This stock currently pays a dividend which is estimated at $0.80 per share annually. These dividends are generally subject to federal, state and/or local taxes. If we hold your securities in street name, we will report these dividends to you at yearend on Form 1099-DIV for use in preparing your tax return.

We sincerely hope that you are pleased with the quality of the investment and support services which you are receiving. If you know of other investors who could benefit from our services, please refer them to your Account Executive.

                                 GWENDOLYN L. WOMACK
                  300 LUMAN ROAD 184 - PHOENIX. OREGON 97535 U.S.A.


                                                                       BEAR LAKE

                                             October 30, 1995




     MK Securities Litigation Claims Administrator
     P.O. Box  990
     Corte Madera, CA 94976-0990

     RE:  Morrison Knudsen Securities Litigation
          Civil Action
          No. CV 94-334-S-EJL

     Gentlemen:

     This letter is to advise you that I DO NOT WISH TO TAKE PART IN ANY ASPECT OF ABOVE-LISTED CLASS ACTION SUIT against Morrison Knudsen.

     Thank you for advising me of the action.

                                             Sincerely yours,

                                             /s/ Gwendolyn L. Womack


RECIEVED
NOV 03 1995
CLAIM CENTER

NOVEMBER 2, 1995

LESLIE TAKACS
12050 LAKE AVE APT. 108
LAKEWOOD OH 44107

THIS IS TO NOTIFY YOU THAT I WISH TO BE EXCLUDED FROM THE CLASS ACTION SUIT. MY REASON IS THAT I DO NOT UNDERSTAND THESE KIND OF THINGS AND ALWAYS HAVE TO ASK OTHER PEOPLE TO INTERPRET FOR ME. I DO NOT WANT TO BE INVOLVED. ENCLOSED IS A COPY OF MY PURCHASE OF 600 SHARE AND SALE OF 600 SHARES. I LOST MONEY ON THE TRANSACTION. MY LOSS WAS 5515.66

RESPECTFULLY SUBMITTED

LESLIE TAKACS
/S/ Leslie Takacs


RECIEVED
NOV 08 1995
CLAIM CENTER

                                     [ENVELOPES]

Rlynn Anderson
418 Fast Oak Lane
Kaysville, Utah 84037

###-##-####



November 14, 1995





MK Securities Litigation Claims Administrator
P. 0. Box 990
Corte Madera, California 94976-0990

Gentlemen:

I, Rlynn Anderson, at the address as listed above and with the social security number listed above wish to be excluded from the Morrison Knudsen Securities Litigation Civil Action No. CV 94-334-S-EJL.

My reason for requesting not to he included, in my opinion, is that I do not qualify to be a Class Member for the following reason.

I Purchased 1000 shares of MK stock on 3-29-95 at a cost of $5.875 per share or a total sum cost of $5969.78 including commissions. This is less than the $8.40 per share which is used in the Class Action Suit to determine any losses.

For this reason I wish not to be included as a Class Member as part of the Class Action Suit.

Sincerely

/s/ Rlynn Anderson

Rlynn Anderson



RECIEVED
NOV 16 1995
CLAIM CENTER

February 1993

                                                                 Page 1 of 2

                                   Invested assets                    $    6,520.10
BARRY MURPHY & COMPANY, INC.       Net account value on February 26   $    6,520.10
270 CONGRESS STREET, 3RD FLOOR     Net account value on January 29    $      921.58       Account Number 832179604
BOSTON, MA 02210                   -Excluding unpriced assets                             Social Security Number ###-##-####

NC2L071591-14  - 0293 - B3 - 0                                                            Your Investment Executive
                                                                                          BARRY MURPHY AND CO 617-426 1770

EARNINGS AND CAPITAL RETURN SUMMARY
Earnings/capital retain categories are for  the current calendar year.  All prior year earnings are summarized separately.
This information should not be used for other purposes.  See back for details.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                  Current period                                      Year-to-date
- ------------------------------------------------------------------------------------------------------------------------------------
Dividends                                                                   6.16                                    8.65
Prior year(s) entries and adjustments                                        .06                                    2.83
Total earnings/capital return                                               6.16                                   11.28
- ------------------------------------------------------------------------------------------------------------------------------------

ASSET SUMMARY
See reverse side for information on assets excluded from this summary.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                  H of portfolio                                   Value
- ------------------------------------------------------------------------------------------------------------------------------------
Equities                                                                   98.99                                6,454.37
Money funds                                                                 1.01                                   65.73
Total invested assets                                                     100.00                                    $     6,520.10
Net account value                                                                                                   $     6,520.10
- ------------------------------------------------------------------------------------------------------------------------------------

ASSET PORTFOLIO
Prices, income and current values may be approximate.  Some Direct/Private investments are presented at Initial offering price.
Details on back.
- ------------------------------------------------------------------------------------------------------------------------------------
Quantity/Face value           Description                                                 Price          Value          Est. Income
- ------------------------------------------------------------------------------------------------------------------------------------
          5,000               JOHNSON & JOHNSON COM                                      42,500         212.50                   5
          5,000               MORRISON KNUDSEN CORP                                      21,375         106.87                   4
        100,000               MOTOROLA INC                                               58,750       5,875.00                  44
          5,000               PROCTER & GAMBLE CO                                        52,000         260.00                   6
         65,730               INFINITY CCR MNY MKT FND                                    1,000          65.73
                              Opening balance $     15.33
                              Avg yield 2.53% for period 01/21-02/17
                              Total                                                                 $ 8,520.10           $      53

ACTIVITY
- ------------------------------------------------------------------------------------------------------------------------------------
Date    Activity              Description                                            Quantity       Price/Comment           Amount
- ------------------------------------------------------------------------------------------------------------------------------------
1/28                          Balance forward                                                                             $    .00


continued on page 2


RECIEVED
NOV 17 1995
CLAIM CENTER

                                REQUEST FOR EXCLUSION

It is the intention of the undersigned to be excluded from the Class Action in
RE: Morrison Knudsen, Civil Action No. CV 94-334-S-EIL.

In connection with the Request for Exclusion we hereby submit the following information:


1.       Names of Joint Tenants:
         T.W. Stivers
         144 North Juniper Street
         Twin Falls, Idaho 83301
         SS No.: ###-##-####

         Winifred Stivers
         144 North Juniper Street
         Twin Falls, Idaho 83301
         SS No.: ###-##-####

2. Dates and Amount of Purchase of MK Common Stock March 23, 1995 - 500 shares @ 6 1/4 per share

3.       Confirmation of purchase is attached as Exhibit "A"

4.       No other purchase or sales.

Dated this 14th day of November, 1995


                                   /s/ T.W. Stivers
                               T.W. STIVERS
JOINT TENANTS


                               /S/ Winifred Stivers
                                   WINIFRED STIVERS


RECIEVED
NOV 17 1995
CLAIM CENTER

[EDWARD D. JONES             TRADE CONFIRMATION              [EDWARD D. JONES &
CO. LETTERHEAD]                                             & CO. LETTERHEAD]

         TO:                                                           EX-A

         T.W. STIVERS &
         WINIFRED STIVERS                        ROBERT SEIBEL
         144 NORTH JUNIPER                       P.O. BOX 266
         TWIN FALLS ID 83301-3344                TWIN FALLS, ID 83303-0266


                                                 ANY QUESTIONS CALL:
                                                 (208) 733-4925
                                                 SOC. SEC NO.   ###-##-####

- --------------------------------------------------------------------------------
                 WE ARE PLEASED TO CONFIRM THE FOLLOWING TRANSACTION:

                          IN YOUR CASH:ACCOUNT 832-02307-1-O
              ON TRADE DATE 03/23/95        FOR SETTLEMENT DATE 03/30/95
YOU SOUGHT                   500 SHARES     PRICE                    $    6 1/4

    DESCRIPTION
    MORRISON KNUDSEN CORP                   PRINCIPAL AMOUNT         $ 3,125.00
    COM
    W/RTS TO PURCHASE COMMON STOCK          COMMISSION                   105.79
    UNDER CERTAIN CIRCUMSTANCES
    UNSOLICITED                             TRANSACTION FEE                1.95
    SPECIAL COMMISSION RATE


                                                                  -------------
                                            AMOUNT DUE (IF NOT PAID) $ 3,232.70

- --------------------------------------------------------------------------------

    ORDER NUMBER        832501296      CONFIRM PROCESSED ON 03/23/95  @ 08:38:34
    SECURITY NUMBER     M633425 (MRE)  CUSIP NUMBER                 618447106000
    INVESTMENT REP NO.  832832         F0R INTERNAL USE          B-03  00543  3H

    THANK YOU FOR ALLOWING EDWARD D. JONES & CO. THE OPPORTUNITY TO SERVE YOU.

    We are requesting that We be excluded from the Class action being brought against Morrison Knudsen.

    Name:     Bruce & Peggy Lord
              5021 Southside Blvd.
              Nampa, Id 83686

    SS#       Bruce: ###-##-####
              Peggy: ###-##-####


    Purchased 2,000 Shares @ $8.25 per share
              March 1995

    Due to the fact that we do not want to be included in this class action, We do not feel it is necessary to provide you with proof of our purchase.


    /S/ Bruce W. Lord             /s/ Peggy J. Lord
    BRUCE W. LORD                 PEGGY J. LORD

VIA CERTIFIED MAIL

TO: MK Securities
    Claims Administrator
    P.O. Box 990
    Corte Madera, CA 94976-0990

In Re:        Morrison Knudsen Securities Litigation Civil Action No.
              CV94-334-S-EIL


                                REQUEST FOR EXCLUSION


Name:         Dennis E. Clark

Address:      809 S. Poplar, Onarga, IL 60955

Social Security No.:    ###-##-####

Date(s) and Amount of All Purchases and Sales of MK Stock During the Class Period, and Prices Paid and Received on Each Purchase and Sale:

              On December 30, 1993, I entered into a Share Exchange Agreement with Morrison Knudsen pursuant to which I exchanged all of my shares in Clark Industries, Inc. for shares of Morrison Knudsen Corporation. A copy of page one of the Share Exchange Agreement, containing information regarding the "Structure of Share Exchange" is enclosed herewith. These shares are or were subject to various restriction and escrows. I also entered into a Non-Competition Agreement, pursuant to which I was issued various shares of stock of Morrison Knudsen which were placed in escrow which were, and are to be, released to me over a period of time.

              I received shares of Morrison Knudsen stock in the following amounts, at the following "nominal" price, on the following dates:

          Quantity               "Nominal Price"              Date
           26,084                    $25.40                  12/30/93

              I sold shares of Morrison Knudsen stock in the following amounts, at the following prices, on the following dates:

          Quantity                    Price                    Date
             2,000                   $21.375                  5/24/94
             3,073                   $21.00                   6/01/94
             9,000                   $21.00                   6/02/94

              I intend to be, and hereby request to be, excluded form the settlement class in the above-referenced action as to all

RECEIVED
NOV 20 1995
CLAIM CENTER
shares of Morrison Knudsen stock which I now own or held, or ever owned or held, whether directly, or in escrow. I do not release any party in connection with this matter, and specifically reserve any and all rights which I might have against Morrison Knudsen and /or the Released Parties as defined in the "Proof of Claim".


                                                 /s/ Dennis E. Clark
                                                 Dennis E. Clark

VIA CERTIFIED MAIL

TO: MK Securities
    Claims Administrator
    P.O. Box 990
    Corte Madera, CA 94976-0990

In Re:   Morrison Knudsen Securities Litigation Civil Action No.
         CV94-334-S-EIL


                                REQUEST FOR EXCLUSION


Name:    Richard J. Clark

Address: R.R.#1, Box 155, Gilman, IL 60938

Social Security No.:    ###-##-####

Date(s) and Amount of All Purchases and Sales of MK Stock During the Class Period, and Prices Paid and Received on Each Purchase and Sale:

         On December 30, 1993, I entered into a Share Exchange Agreement with Morrison Knudsen pursuant to which I exchanged all of my shares in Clark Industries, Inc. for shares of Morrison Knudsen Corporation. A copy of page one of the Share Exchange Agreement, containing information regarding the "Structure of Share Exchange" is enclosed herewith. These shares are or were subject to various restriction and escrows. I also entered into a Non-Competition Agreement, pursuant to which I was issued various shares of stock of Morrison Knudsen which were placed in escrow which were, and are to be, released to me over a period of time.

         I received shares of Morrison Knudsen stock in the following amounts, at the following "nominal" price, on the following dates:

          Quantity               "Nominal Price"              Date
           26,084                    $25.40                  12/30/93

              I sold shares of Morrison Knudsen stock in the following amounts, at the following prices, on the following dates:

          Quantity                    Price                    Date
           14,173                   $21.375                  5/12/94

              I intend to be, and hereby request to be, excluded form the settlement class in the above-referenced action as to all shares of Morrison Knudsen stock which I now own or held, or ever owned or held, whether directly, or in escrow. I do not release any part in connection with this matter, and specifically reserve any and all rights which I might have against Morrison Knudsen and /or the Released Parties as defined in the "Proof of Claim".


                                                 /s/ Richard J. Clark
                                                 Richard J. Clark

                           [KECK, MAHIN & CATE LETTERHEAD]

VIA CERTIFIED MAIL

TO: MK Securities
    Claims Administrator
    P.O. Box 990
    Corte Madera, CA 94976-0990

In Re:   Morrison Knudsen Securities Litigation Civil Action No.
         CV94-334-S-EIL


                                REQUEST FOR EXCLUSION


Name:    Richard K. Clark

Address: R.R.#2, Box 234, Onarga, IL 60955

Social Security No.:    ###-##-####

Date(s) and Amount of All Purchases and Sales of MK Stock During the Class Period, and Prices Paid and Received on Each Purchase and Sale:

         On December 30, 1993, I entered into a Share Exchange Agreement with Morrison Knudsen pursuant to which I exchanged all of my shares in Clark Industries, Inc. for shares of Morrison Knudsen Corporation. A copy of page one of the Share Exchange Agreement, containing information regarding the "Structure of Share Exchange" is enclosed herewith. These shares are or were subject to various restriction and escrows. I also entered into a Non-Competition Agreement, pursuant to which I was issued various shares of stock of Morrison Knudsen which were placed in escrow which were, and are to be, released to me over a period of time.

         I received shares of Morrison Knudsen stock in the following amounts, at the following "nominal" price, on the following dates:

          Quantity               "Nominal Price"              Date
           26,084                    $25.40                  12/30/93

              I sold shares of Morrison Knudsen stock in the following amounts, at the following prices, on the following dates:

RECEIVED
NOV 20 1995
CLAIM CENTER

          Quantity                    Price                    Date
             1,000                  $21.00                    6/03/94
             8,000                  $21.375                   6/10/94
             1,400                  $12.50                    1/26/95

              I intend to be, and hereby request to be, excluded from the settlement class in the above-referenced action as to all shares of Morrison Knudsen stock which I now own or held, or ever owned or held, whether directly, or in escrow. I do not release any part in connection with this matter, and specifically reserve any and all rights which I might have against Morrison Knudsen and /or the Released Parties as defined in the "Proof of Claim".

                                            Richard K. Clark

                                            By: /s/ Robert M. Riffle
                                                 Robert M. Riffle
                                                 His duly authorized Legal
                                                 Representative

                                            11261 410thth Ave.
                                            Claremont, South Dakota 57432-6708

                                            November 14, 1995


MK Securities Litigation Claims Administration
PO Box 990
Corte Madera, California 94976-0990

Reference is made to Civil Action No. CV 94-334-S-EIL, Notice of Class Action and Hearing on Proposed Partial Settlement regarding Morrison Knudsen Securities Litigation.
I purchased Morrison Knudsen common stock October 18, 1993 and sold same
April 19, 1994. As a Class Member, I wish to be excluded from the Class and do not wish to submit a claim to share in the settlement fund.

                                            Sincerely,
                                            /s/ Lourene Pulfrey
                                            Lourene Pulfrey

                                      [ENVELOPE]